BlackRock Long-Horizon Equity Fund

(the “Fund”)

Supplement dated December 28, 2012

to the Summary Prospectus dated February 28, 2012, as amended October 15, 2012

Effective January 1, 2013, the following changes are made to the Fund’s Summary Prospectus:

The section in the Summary Prospectus captioned “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
James Bristow, CFA	2012	Managing Director of BlackRock, Inc.
Stuart Reeve	2012	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-LHE-1212SUP